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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K/A

                                 AMENDMENT NO.  2 TO
                                   CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 2, 1997




                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)




             TEXAS                     333-25257                75-2441557
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



   275 WEST PRINCETON DRIVE              PRINCETON, TEXAS                75407

(Address of Principal Executive Offices)                              (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)


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                                   Explanatory Note

    On October 16, 1997, HORIZON Pharmacies, Inc. (the "Registrant") filed with the Securities and Exchange Commission on Amendment No. 1 to Form 8-K/A certain financial statements for Sun Country Drug, Inc. which included audited Balance Sheet at December 31, 1996 and audited Statement of Income, Statement of Shareholders' Equity and Statement of Cash Flows each for the year ended December 31, 1996 and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto. The Registrant inadvertently omitted to file with the referenced Form 8-K/A the consent of Howard & Waltrip, P.C. to the use of their report on such financial statements. This Amendment No. 2 to Form 8-K/A is filed solely to correct such omission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Previously filed.

    (b)       PRO FORMA FINANCIAL INFORMATION.

         Previously filed.

    (c)  EXHIBITS.

         EXHIBIT NO.         NAME OF EXHIBIT

             23 Consent of Howard & Waltrip, P.C., Independent Auditors (filed electronically herewith).

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                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  REGISTRANT:

                                  HORIZON PHARMACIES, INC.


Date: October 24, 1997                 By:  /S/ Ricky D. McCord
                                          --------------------------
                                          Ricky D. McCord, President